Exhibit 99.2

SCHEDULES OF ASSETS AND LIABILITIES FOR Shift Technologies, Inc. Case No: 23 - 30687 UNITED STATES BANKRUPTCY COURT NORTHERN CALIFORNIA Chapter 11 Case No 23 - 30687 (Jointly Administered) In re Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 1 of Shift Technologies, Inc., et al., Debtors. ) ) ) ) ) )

Shift Technologies, Inc. Part 1: Cash and cash equivalents Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 1. Does the debtor have any cash or cash equivalents? No. Go to Part 2. Yes. Fill in the information below. Current value of debtor’s interest Last 4 digits of account # (if applicable) Type of account (if applicable) General description . 2. Cash on hand 2 1 3. Checking, savings, money market, or financial brokerage accounts (Identify all) DISBURSEMENT ACCOUN $6,194 . . 3 1 AIRBASE 4. Other cash equivalents (Identify all) 4 1 Total of Part 1. Add lines 2 through 4. Copy the total to line 80. 5. $6,194 Page 1 of 1 to Schedule A/B Part 1 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 2 of

Shift Technologies, Inc. Part 2: Deposits and prepayments Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 6. Does the debtor have any deposits or prepayments? No. Go to Part 3. Yes. Fill in the information below. General description Current value of debtor’s interest . . 7. Deposits, including security deposits and utility deposits Description, including name of holder of deposit 7 1 8. Prepayments, including prepayments on executory contracts, leases, insurance, taxes, and rent Description, including name of holder of prepayment 8 1 Total of Part 2 Add lines 7 through 8. Copy the total to line 81. 9. Page 1 of 1 to Schedule A/B Part 2 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 4 of

Shift Technologies, Inc. Part 3: Accounts receivable Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 10. Does the debtor have any accounts receivable? No. Go to Part 4. Yes. Fill in the information below. General description Doubtful or uncollectable Current value of debtor’s interest Face or requested amount 11. Accounts receivable 11a. 90 days old or less: 11b. Over 90 days old: 11c. All accounts receivable: - - - = = = Total of Part 3 Current value on lines 11a + 11b = line 12. Copy the total to line 82. 12. Page 1 of 1 to Schedule A/B Part 3 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 4 of

Shift Technologies, Inc. Part 4: Investments Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 13. Does the debtor own any investments? No. Go to Part 5. Yes. Fill in the information below. General description Current value of debtor’s interest Valuation method used for current value 14. Mutual funds or publicly traded stocks not included in Part 1 Name of fund or stock: 14.1 15. Non - publicly traded stock and interests in incorporated and unincorporated businesses, including any interest in an LLC, partnership, or joint venture Name of entity: 15.1 16. Government bonds, corporate bonds, and other negotiable and non - negotiable instruments not included in Part 1 Describe: 16.1 17. Total of Part 4 Add lines 14 through 16. Copy the total to line 83. Page 1 of 1 to Schedule A/B Part 4 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 4 of

Shift Technologies, Inc. Part 5: Inventory, excluding agriculture assets - detail Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 18. Does the debtor own any inventory (excluding agriculture assets)? No. Go to Part 6. Yes. Fill in the information below. General description Net book value of debtor's interest (Where available) Valuation method used for current value Current value of debtor’s interest Date of the last physical inventory 19. Raw materials 19.1 20. Work in progress 20.1 21. Finished goods, including goods held for resale 21.1 22. Other Inventory or supplies 22.1 23. Total of Part 5 Add lines 19 through 22. Copy the total to line 84. 24. Is any of the property listed in Part 5 perishable? No Yes 25. Has any of the property listed in Part 5 been purchased within 20 days before the bankruptcy was filed? No Yes No Yes. Book Value Valuation method 26. Has any of the property listed in Part 5 been appraised by a professional within the last year? Page 1 of 1 to Schedule A/B Part 5 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 4 of Current value

Shift Technologies, Inc. Part 6: Farming and fishing - related assets (other than titled motor vehicles and land) Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 27. Does the debtor own or lease any farming and fishing - related assets (other than titled motor vehicles and land)? No. Go to Part 7. Yes. Fill in the information below. Current value of debtor’s interest Valuation method used for current value Net book value of debtor's interest (Where available) General description 28. Crops — either planted or harvested 28.1 29. Farm animals Examples: Livestock, poultry, farm - raised fish 29.1 30. Farm machinery and equipment (Other than titled motor vehicles) 30.1 31. Farm and fishing supplies, chemicals, and feed 31.1 32. Other farming and fishing - related property not already listed in Part 6 32.1 33. Total of Part 6. Add lines 28 through 32. Copy the total to line 85. 34. Is the debtor a member of an agricultural cooperative? No Yes. Is any of the debtor’s property stored at the cooperative? No Yes 35. Has any of the property listed in Part 6 been purchased within 20 days before the bankruptcy was filed? No Yes 37. Has any of the property listed in Part 6 been appraised by a professional within the last year? No Yes No Yes. Book Value Valuation method 36. Is a depreciation schedule available for any of the property listed in Part 6? Page 1 of 1 to Schedule A/B Part 6 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 4 of Current value

Shift Technologies, Inc. Part 7: Office furniture, fixtures, and equipment; and collectibles - detail Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 38. Does the debtor own or lease any office furniture, fixtures, equipment, or collectibles? No. Go to Part 8. Yes. Fill in the information below. Current value of debtor’s interest Valuation method used for current value Net book value of debtor's interest (Where available) General description 39. Office furniture 39.1 40. Office fixtures 40.1 41. Office equipment, including all computer equipment and communication systems equipment and software 41.1 42. Collectibles 42.1 43. Total of Part 7 Add lines 39 through 42. Copy the total to line 86. 44. Is a depreciation schedule available for any of the property listed in Part 7? No Yes 45. Has any of the property listed in Part 7 been appraised by a professional within the last year? No Yes Page 1 of 1 to Schedule A/B Part 7 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 4 of

Shift Technologies, Inc. Part 8: Machinery, equipment, and vehicles Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 46. Does the debtor own or lease any machinery, equipment, or vehicles? No. Go to Part 9. Yes. Fill in the information below. Current value of debtor’s interest Valuation method used for current value Net book value of debtor's interest (Where available) General description 47. Automobiles, vans, trucks, motorcycles, trailers, and titled farm vehicles 47.1 48. Watercraft, trailers, motors, and related accessories Examples: Boats, trailers, motors, floating homes, personal watercraft, and fishing vessels 48.1 49. Aircraft and accessories 49.1 50. Other machinery, fixtures, and equipment (excluding farm machinery and equipment) 50.1 51. Total of Part 8 Add lines 47 through 50. Copy the total to line 87. 52. Is a depreciation schedule available for any of the property listed in Part 8? No Yes 53. Has any of the property listed in Part 8 been appraised by a professional within the last year? No Yes Page 1 of 1 to Schedule A/B Part 8 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 4 of

Shift Technologies, Inc. Part 9: Real property - detail Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 54. Does the debtor own or lease any real property? No. Go to Part 10. Yes. Fill in the information below. Current value of debtor’s interest Valuation method used for current value Net book value of debtor's interest (Where available) Nature and extent of debtor’s interest in property Description and location of property Include street address or other description such as Assessor Parcel Number (APN), and type of property (for example, acreage, factory, warehouse, apartment or office building), if available. 55. Any building, other improved real estate, or land which the debtor owns or in which the debtor has an interest 55.1 56. Total of Part 9 Add the current value on all Question 55 lines and entries from any additional sheets. Copy the total to line 88. 57. Is a depreciation schedule available for any of the property listed in Part 9? No Yes 58. Has any of the property listed in Part 9 been appraised by a professional within the last year? No Yes Page 1 of 1 to Schedule A/B Part 9 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 4 of

Shift Technologies, Inc. Part 10: Intangibles and intellectual property - detail Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 59. Does the debtor have any interests in intangibles or intellectual property? No. Go to Part 11. Yes. Fill in the information below. Current value of debtor’s interest Valuation method used for current value Net book value of debtor's interest (Where available) General description 60. Patents, copyrights, trademarks, and trade secrets UNKNOWN Undetermined 60.1 PATENT - SYSTEM AND METHOD FOR MANAGING ON - DEMAND TEST DRIVES UNKNOWN Undetermined 60.2 PATENT - SYSTEM AND METHOD FOR MANAGING ON - DEMAND TEST DRIVES UNKNOWN Undetermined 60.3 PATENT - SYSTEM AND METHOD FOR VEHICLE PRICING UNKNOWN Undetermined 60.4 TRADEMARK - CHANGE THE WAY YOU THINK ABOUT USED CARS UNKNOWN Undetermined 60.5 TRADEMARK - IF YOU KNOW, YOU SHIFT UNKNOWN Undetermined 60.6 TRADEMARK - SHIFT UNKNOWN Undetermined 60.7 TRADEMARK - USED CARS HAVE NEVER FELT SO NEW UNKNOWN Undetermined 60.8 TRADEMARK - USED HAS NEVER FELT SO NEW UNKNOWN Undetermined 60.9 TRADEMARK - WHEN YOU KNOW, YOU SHIFT 61. Internet domain names and websites 61.1 62. Licenses, franchises, and royalties 62.1 63. Customer lists, mailing lists, or other compilations 63.1 64. Other intangibles, or intellectual property 64.1 65. Goodwill 65.1 Page 1 of 2 to Exhibit AB - 10 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 11 of

Shift Technologies, Inc. Part 10: Intangibles and intellectual property - detail Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 66. Total of Part 10 Add lines 60 through 65. Copy the total to line 89. Undetermined 67. Do your lists or records include personally identifiable information of customers (as defined in 11 U.S.C. †† 101(41A) and 107)? No Yes 68. Is there an amortization or other similar schedule available for any of the property listed in Part 10? No Yes 69. Has any of the property listed in Part 10 been appraised by a professional within the last year? No Yes Page 2 of 2 to Exhibit AB - 10 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 12 of

Shift Technologies, Inc. Part 11: All other assets Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 70. Does the debtor own any other assets that have not yet been reported on this form? Include all interests in executory contracts and unexpired leases not previously reported on this form. No. Go to Part 12. Yes. Fill in the information below. General description Current value of debtor’s interest 71. Notes receivable Description (include name of obligor) 71.1 72. Tax refunds and unused net operating losses (NOLs) Description (for example, federal, state, local) $1,865,966 72.1 2022 Arizona State NOL Carryover (Tax year: 2022) $545,610,575 72.2 2022 California State NOL Carryover (Tax year: 2022) $1,955,596 72.3 2022 Colorado State NOL Carryover (Tax year: 2022) $105,849 72.4 2022 Connecticut State NOL Carryover (Tax year: 2022) $20,886 72.5 2022 District of Columbia State NOL Carryover (Tax year: 2022) $131,777 72.6 2022 Federal NOL Carryover (Tax year: 2022) $214,382 72.7 2022 Idaho State NOL Carryover (Tax year: 2022) $14,557,438 72.8 2022 Illinois State NOL Carryover (Tax year: 2022) Page 1 of 4 to Schedule A/B Part 11 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 13 of

Shift Technologies, Inc. Part 11: All other assets Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property General description Current value of debtor’s interest 72. Tax refunds and unused net operating losses (NOLs) Description (for example, federal, state, local) $91,894 72.9 2022 Massachusetts State NOL Carryover (Tax year: 2022) $93,103 72.10 2022 Michigan State NOL Carryover (Tax year: 2022) $11,175,383 72.11 2022 New Jersey State NOL Carryover (Tax year: 2022) $120,591 72.12 2022 New Mexico State NOL Carryover (Tax year: 2022) $166,910 72.13 2022 New York State NOL Carryover (Tax year: 2022) $34,797,656 72.14 2022 Oregon State NOL Carryover (Tax year: 2022) $8,793,053 72.15 2022 Oregon, Multnomah County (No Portland) NOL Carryover (Tax year: 2022) $20,649,222 72.16 2022 Oregon, Multnomah County (Portland) NOL Carryover (Tax year: 2022) $18,349,767 72.17 2022 Oregon, Portland Metro Tax NOL Carryover (Tax year: 2022) $492,852 72.18 2022 Utah State NOL Carryover (Tax year: 2022) Page 2 of 4 to Schedule A/B Part 11 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 14 of

Shift Technologies, Inc. Part 11: All other assets Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property General description Current value of debtor’s interest 72. Tax refunds and unused net operating losses (NOLs) Description (for example, federal, state, local) $41,047 72.19 2022 Wisconsin State NOL Carryover (Tax year: 2022) 73. Interests in insurance policies or annuities 73.1 74. Causes of action against third parties (whether or not a lawsuit has been filed) Undetermined 74.1 HB Funding / Batsakis Nature of claim: Litigation Amount requested: Not Available Undetermined 74.2 Shift v. Paul V. Blanco Nature of claim: Lawsuit re: Security Deposit Amount requested: Not Available 75. Other contingent and unliquidated claims or causes of action of every nature, including counterclaims of the debtor and rights to set off claims 75.1 76. Trusts, equitable or future interests in property 76.1 77. Other property of any kind not already listed Examples: Season tickets, country club membership Examples: Season tickets, country club membership 77.1 Page 3 of 4 to Schedule A/B Part 11 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 14 of

Shift Technologies, Inc. Part 11: All other assets Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property 78. Total of Part 11 Add lines 71 through 77. Copy the total to line 90. $659,233,948 79. Has any of the property listed in Part 11 been appraised by a professional within the last year? No Yes Page 4 of 4 to Schedule A/B Part 11 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 14 of

Shift Technologies, Inc. Part 12: Summary Case Number: 23 - 30687 Schedule A/B: Assets — Real and Personal Property In Part 12 copy all of the totals from the earlier parts of the form. Total of all property Current value of real property Current value of personal property Type of property 92. Total of all property on Schedule A/B. Lines 91a + 91b = 92. $659,240,142 80. Cash, cash equivalents, and financial assets. Copy line 5, Part 1. $0 $0 $6,194 81. Deposits and prepayments. Copy line 9, Part 2. 82. Accounts receivable. Copy line 12, Part 3. $0 $0 83. Investments. Copy line 17, Part 4. 84. Inventory. Copy line 23, Part 5. $0 $0 85. Farming and fishing - related assets. Copy line 33, Part 6. 86. Office furniture, fixtures, and equipment; and collectibles. Copy line 43, Part 7. $0 $0 87. Machinery, equipment, and vehicles. Copy line 51, Part 8. 88. Real property. Copy line 56, Part 9. 89. Intangibles and intellectual property. Copy line 66, Part 10. $659,233,948 $0 90. All other assets. Copy line 78, Part 11. Page 1 of 1 to Schedule A/B Part 12 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 17 of $0 b.. 91. Total. Add lines 80 through 90 for each column. $659,240,142 a.

Schedule D: Creditors Who Have Claims Secured by Property Shift Technologies, Inc. Case Number: 23 - 30687 1. Do any creditors have claims secured by debtor’s property? No. Check this box and submit page 1 of this form to the court with debtor’s other schedules. Debtor has nothing else to report on this form. Yes. Fill in all of the information below. 2. List in alphabetical order all creditors who have secured claims. If a creditor has more than one secured claim, list the creditor separately for each claim. Part 1: List Creditors Who Have Secured Claims Liens C U D Date Claim was Incurred, Property Description, Lien & Co - Interest Creditor Co - Debtor Insider Co - Interest Creditor's Name and Mailing Address, E - mail Address & An Account Number Amount of Claim Value of Collateral $0 DATE: 12/2/2021 PROPERTY DESCRIPTION: UCC LIEN 20219778490; FILED 12/2/2021 2.1 ALLY FINANCIAL PO BOX 650300 DALLAS, TX 76265 $0 DATE: 12/1/2020 PROPERTY DESCRIPTION: UCC LIEN 20208385447; FILED 12/1/2020 APPLE FINANCIAL SERVICES POWERED BY DE LAGE LANDEN FINANCIAL SERVICES 1111 OLD EAGLE SCHOOL ROAD WAYNE, PA 19087 2.2 $0 Liens Total: Page 1 of 2 to Schedule D Part 1 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 18 of

Schedule D: Creditors Who Have Claims Secured by Property Shift Technologies, Inc. Case Number: 23 - 30687 $0 Amount of Claim Page 2 of 2 to Schedule D Part 1 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 19 of 3. Total of the dollar amounts from Part 1, Column A, including the amounts from the Additional Page, if any.

Shift Technologies, Inc. Part 2: List Others to Be Notified for a Debt Already Listed in Part 1 Case Number: 23 - 30687 Schedule D: Creditors Who Have Claims Secured by Property List in alphabetical order any others who must be notified for a debt already listed in Part 1. Examples of entities that may be listed are collection agencies, assignees of claims listed above, and attorneys for secured creditors. Part 1 Line on which the Related Creditor was Listed Last 4 Digits of Account Number for this Entity Name and Mailing Address NONE Page 1 of 1 to Schedule D Part 2 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 20 of

Part 1: List All Creditors with PRIORITY Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 1. Do any creditors have priority unsecured claims? (See 11 U.S.C. † 507). No. Go to Part 2. Yes. Go to line 2. 2. List in alphabetical order all creditors who have unsecured claims that are entitled to priority in whole or in part. If the debtor has more than 3 creditors with priority unsecured claims, fill out and attach the Additional Page of Part 1. Taxing Authorities Total Claim Offset C U D Date Claim Was Incurred And Account Number Creditor's Name, Mailing Address Including Zip Code Priority Amount $0 $0 UNKNOWN ACCOUNT NO.: NOT AVAILABLE 2.1 CORPORATION SERVICE COMPANY (CSC) 251 LITTLE FALLS DR WILMINGTON, DE 19808 $0 $0 UNKNOWN ACCOUNT NO.: NOT AVAILABLE 2.2 CSC LOGIC, INC. 251 LITTLE FALLS DR WILMINGTON, DE 19808 $0 $0 UNKNOWN ACCOUNT NO.: NOT AVAILABLE 2.3 KENTUCKY STATE TREASURER KY DEPT OF REVENUE FRANKFORT, KY 40620 - 0021 $0 $0 Taxing Authorities Total: Page 1 of 2 to Schedule E/F Part 1 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 21 of

23 - 30687 Case Number: Shift Technologies, Inc. Schedule E/F: Creditors Who Have Unsecured Claims Part 1: List All Creditors with PRIORITY Unsecured Claims $0 $0 Total: All Creditors with PRIORITY Unsecured Claims Page 2 of 2 to Schedule E/F Part 1 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 22 of

Part 2: List All Creditors with NONPRIORITY Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 3. List in alphabetical order all of the creditors with nonpriority unsecured claims. If the debtor has more than 6 creditors with nonpriority unsecured claims, fill out and attach the Additional Page of Part 2. Sublease Security Deposit $0 Miami Sublease Security 2/3/2023 ACCOUNT NO.: NOT AVAILABLE 3.4 PALLETIZED LLC 12480 NW 25TH ST SUITE 115 Deposit MIAMI, FL 33182 $0 Sublease Security Deposit Total: Amount of Claim Offset Basis For Claim C U D Date Claim Was Incurred And Account Number Creditor's Name, Mailing Address Including Zip Code Page 1 of 3 to Schedule E/F Part 2 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 23 of

Part 2: List All Creditors with NONPRIORITY Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 Litigation Amount of Claim Offset Basis For Claim C U D Date Claim Was Incurred And Account Number Creditor's Name, Mailing Address Including Zip Code OLASENI REID C/O LITTLER MENDELSON P.C. 101 2ND ST SUITE 1000 SAN FRANCISCO, CA 94105 UNKNOWN ACCOUNT NO.: NOT AVAILABLE UNDETERMINED 3.1 Litigation ORTEGA C/O TURK & ASSOCIATES, PC ATTN: SALIM N TURK 2945 TOWNSGATE RD, STE 200 WESTLAKE VILLAGE, CA 91361 UNKNOWN ACCOUNT NO.: NOT AVAILABLE UNDETERMINED 3.2 Litigation STIFEL, NICOLAUS & CO, INC. C/O GORDON & REES LLP ATTN: MARK A BECKMAN 1 BATTERY PARK PLZ, 23RD FL NEW YORK, NY 10004 UNKNOWN ACCOUNT NO.: NOT AVAILABLE UNDETERMINED 3.3 Litigation UNDETERMINED Litigation Total: Page 1 of 3 to Schedule E/F Part 2 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 24 of

Part 2: List All Creditors with NONPRIORITY Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 $0 Total: All Creditors with NONPRIORITY Unsecured Claims Page 1 of 1 to Schedule E/F Part 25 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 25 of

Part 3: List Others to Be Notified About Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 4. List in alphabetical order any others who must be notified for a debt already listed in Part 1. Examples of entities that may be listed are collection agencies, assignees of claims listed above, and attorneys for secured creditors. On which line in Part 1 did you enter the related creditor? Last 4 digits of account number for this entity Creditor's Name, Mailing Address Including Zip Code 4. 1 NONE Page 1 of 1 to Schedule E/F Part 26 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 26 of

Part 4: Total Amounts of the Priority and Nonpriority Unsecured Claims Schedule E/F: Creditors Who Have Unsecured Claims Shift Technologies, Inc. Case Number: 23 - 30687 5. Add the amounts of priority and nonpriority unsecured claims. Total of claim amounts $0 5a. 5a. Total claims from Part 1 $0 + 5b. 5b. Total claims from Part 2 $0 5c. 5c. Total of Parts 1 and 2 Lines 5a + 5b = 5c. Page 1 of 1 to Schedule E/F Part 27 Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 27 of

23 - 30687 Shift Technologies, Inc. Case Number: Schedule G: Executory Contracts and Unexpired Leases 1. Does the debtor have any executory contracts or unexpired leases? No. Check this box and file this form with the court with the debtor’s other schedules. There is nothing else to report on this form. Yes. Fill in all of the information below even if the contracts or leases are listed on Schedule A/B: Assets - Real and Personal Property (Official Form 206A/B). 2. List all contracts and unexpired leases Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Real Property Leases 365 PACHECO ST SAN FRANCISCO, CA 94116 290 DIVISION STREET, LLC RP - 100004 12/31/2023 SAN FRANSISCO HQ LEASE 1 2. 1620 SW TAYLOR DENNEY ROAD INDUSTRIAL PARK, LLC RP - 100019 5/31/2026 BEAVERTON LEASE (GUARANTOR) 2 2. SUITE 300 PORTLAND, OR 97205 3353 GATEWAY BLVD. PROLOGIS MESQUITE, LLC RP - 100012 3/31/2029 OAKLAND BUILDING LEASE 3 2. FREMONT, CA 94538 (GUARANTOR) 3353 GATEWAY BLVD. PROLOGIS MESQUITE, LLC RP - 100010 3/31/2029 OAKLAND YARD LEASE (GUARANTOR) 4 2. FREMONT, CA 94538 3353 GATEWAY BLVD. PROLOGIS MESQUITE, LLC RP - 100011 3/31/2029 OAKLAND YARD LEASE 5 2. FREMONT, CA 94538 (GUARANTOR) - SECOND AMENDMENT C/O TEACHERS INSURANCE AND TREA 12910 MULBERRY DRIVE LLC RP - 100001 7/15/2024 RLIF WEST LEASE 6 2. ANNUITY ASSOCIATION 4675 MACARTHUR COURT SUITE 1100 NEWPORT BEACH, CA 92660 Page 1 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 28 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Dealer Agreements 3 CHRISTY DRIVE SUITE 201 CHADDS FORD, PA 19317 FLAGSHIP CREDIT ACCEPTANCE LLC DA - 100022 Not Listed MASTER DEALER AGREEMENT 7 2. 3 CHRISTY DRIVE SUITE 201 CHADDS FORD, PA 19317 FLAGSHIP CREDIT ACCEPTANCE LLC DA - 100023 Not Listed RIDER TO MASTER DEALER AGREEMENT 8 2. 4751 WILSHIRE BLVD SUITE 100 LOS ANGELES, CA 90010 WESTLAKE FINANCIAL DA - 100049 Not Listed DEALER AGREEMENT 9 2. Page 2 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 2 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Vendors/Suppliers ATTN: KEVIN SINGERMAN, CEO 449 BRYANT 2ND FLOOR SAN FRANCISCO, CA 94107 AUTOFI, INC. SU - 100121 Evergreen AUTOFI FACILITATOR AGREEMENT 10 2. ATTN: KEVIN SINGERMAN, CEO AUTOFI, INC. SU - 100122 Evergreen VEHICLE FACILITATOR PRODUCT 11 2. 449 BRYANT LICENSE AGREEMENT 2ND FLOOR SAN FRANCISCO, CA 94107 ATTN: HEATHER PILAT, SVP CJ AFFILIATE COMMISSION JUNCTION SU - 100056 Evergreen ADVERTISING SERVICES AGREEMENT 12 2. GLOBAL FINANCE LLC 530 EAST MONTECITO STREET SANTA BARBARA, CA 93103 6205 PEACHTREE DUNWOODY COX AUTOMOTIVE, INC. SU - 100096 Evergreen DATA ACCESS ADDENDUM 13 2. ROAD ATLANTA, GA 30328 6205 PEACHTREE DUNWOODY COX AUTOMOTIVE, INC. SU - 100284 Evergreen KELLEY BLUE BOOK DATA SERVICES 14 2. ROAD ORDER FORM ATLANTA, GA 30328 6205 PEACHTREE DUNWOODY COX AUTOMOTIVE, INC. SU - 100095 Evergreen MASTER DATA LICENSE AGREEMENT 15 2. ROAD ATLANTA, GA 30328 6205 PEACHTREE DUNWOODY COX AUTOMOTIVE, INC. SU - 100097 Evergreen MASTER SUBSCTRIPTION TERMS 16 2. ROAD ATLANTA, GA 30328 2401 COLORADO AVE EDMUNDS.COM, INC. SU - 100187 Evergreen PREMIER ADVERTISING (AUSTIN) 17 2. SANTA MONICA, CA 90404 2401 COLORADO AVE EDMUNDS.COM, INC. SU - 100188 Evergreen PREMIER ADVERTISING (DALLAS) 18 2. SANTA MONICA, CA 90404 2401 COLORADO AVE EDMUNDS.COM, INC. SU - 100189 Evergreen PREMIER ADVERTISING (HOUSTON) 19 2. SANTA MONICA, CA 90404 Page 3 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 3 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Vendors/Suppliers 2401 COLORADO AVE SANTA MONICA, CA 90404 EDMUNDS.COM, INC. SU - 100190 Evergreen PREMIER ADVERTISING (SACRAMENTO) 20 2. 2401 COLORADO AVE EDMUNDS.COM, INC. SU - 100191 Evergreen PREMIER ADVERTISING (SEATTLE) 21 2. SANTA MONICA, CA 90404 ATTN: DAVID FALSTRUP, CEO EVOX PRODUCTIONS LLC SU - 100059 5/23/2025 LICENSE AGREEMENT 22 2. 13433 BENSON AVENUE CHINO, CA 91710 ATTN: DAVID FALSTRUP, CEO EVOX PRODUCTIONS LLC SU - 100117 Evergreen LICENSE AGREEMENT - AMENDMENT 1 23 2. 13433 BENSON AVENUE CHINO, CA 91710 651 N BROAD STREET FARCHE SOLUTIONS SU - 100220 ompletion of Service CONSULTING AGREEMENT DATED 24 2. SUITE 296 6/20/2021 MIDDLETOWN, DE 19709 ATTN: IRINE KHECHINASHVILI GT, LLC SU - 100062 Evergreen GENERAL SERVICES AGREEMENT 25 2. 11 MILORAVA STREET TBLISI RÉUNION ATTN: ELIJAH NORTON VERITAS GLOBAL PROTECTION SU - 100052 Evergreen PRODUCER AGREEMENT 26 2. 3550 N CENTRAL AVE SERVICES, INC SUITE 800 PHOENIX, AZ 85012 ATTN: ELIJAH NORTON VERTAS GLOBAL PROTECTION SU - 100074 Evergreen DEALER RETRO AGREEMENT 27 2. 3550 N CENTRAL AVE SERVICES, INC SUITE 800 PHOENIX, AZ 85012 Page 4 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 4 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Insurance Agreements 540 WEST MADISON ST 9TH FLOOR ACCELERANT SPECIALTY INSURANCE COMPANY IN - 100227 10/28/2024 COMMERCIAL PROPERTY INSURANCE - POLICY S0054PR000799 - 28 2. CHICAGO, IL 60661 00 1690 NEW BRITAIN AVE ALLIED WORLD ASSURANCE COMPANY IN - 100200 10/13/2023 EXCESS SIDE A DIC - POLICY 0312 - 5512 29 2. FARMINGTON, CT (U.S.) INC. 1690 NEW BRITAIN AVE ALLIED WORLD ASSURANCE COMPANY IN - 100231 4/13/2024 EXCESS SIDE A DIC EXTENSION - 30 2. FARMINGTON, CT (U.S.) INC. POLICY 0312 - 5512 1690 NEW BRITAIN AVE ALLIED WORLD ASSURANCE COMPANY IN - 100239 4/13/2024 EXCESS SIDE A DIC RUNOFF 31 2. FARMINGTON, CT (U.S.) INC. ENDORSEMENT - POLICY 0312 - 5512 1690 NEW BRITAIN AVE ALLIED WORLD ASSURANCE COMPANY IN - 100216 10/13/2023 USED AUTO DEALER INSURANCE - 32 2. FARMINGTON, CT (U.S.) INC. POLICY 6203 - 0907 - 04 200 HUDSON STREET ANV GLOBAL SERVICES INC. IN - 100197 10/13/2023 EXCESS SIDE A DIC - POLICY 33 2. SUITE 800 ANV148310A JERSEY CITY, NJ 200 HUDSON STREET ANV GLOBAL SERVICES INC. IN - 100225 4/13/2024 EXCESS SIDE A DIC EXTENSION - 34 2. SUITE 800 POLICY ANV148310A JERSEY CITY, NJ 200 HUDSON STREET ANV GLOBAL SERVICES INC. IN - 100236 4/13/2024 EXCESS SIDE A DIC RUNOFF 35 2. SUITE 800 ENDORSEMENT - POLICY ANV148310A JERSEY CITY, NJ ARGO PRO UNDERWRITING ARGONAUT INSURANCE COMPANY IN - 100205 10/13/2023 EMPLOYMENT PRACTICES LIABILITY 36 2. PO BOX 469012 INSURANCE - POLICY ML4261874 - 2 SAN ANTONIO, TX 78246 ARGO PRO UNDERWRITING ARGONAUT INSURANCE COMPANY IN - 100206 10/13/2023 FIDUCIARY LIABILITY INSURANCE - 37 2. PO BOX 469012 POLICY ML4261875 - 1 SAN ANTONIO, TX 78246 Page 5 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 5 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Insurance Agreements AXIS INSURANCE AXIS INSURANCE COMPANY IN - 100201 10/13/2023 EXCESS SIDE A DIC - POLICY P - 001 - 38 2. 10000 AVALON BLVD. 00388680 - 03 SUITE 200 ALPHARETTA, GA 30009 AXIS INSURANCE AXIS INSURANCE COMPANY IN - 100224 4/13/2024 EXCESS SIDE A DIC EXTENSION - 39 2. 10000 AVALON BLVD. POLICY P - 001 - 00388680 - 03 SUITE 200 ALPHARETTA, GA 30009 AXIS INSURANCE AXIS INSURANCE COMPANY IN - 100240 4/13/2024 EXCESS SIDE A DIC RUNOFF 40 2. 10000 AVALON BLVD. ENDORSEMENT - POLICY P - 001 - SUITE 200 00388680 - 03 ALPHARETTA, GA 30009 757 THIRD AVE BERKLEY PROFESSIONAL LIABILITY IN - 100194 10/13/2023 EXCESS SIDE A DIRECTORS AND 41 2. 10TH FLOOR OFFICERS LIABILITY INSURANCE - NEW YORK, NY 10017 POLICY BPRO8085449 757 THIRD AVE BERKLEY PROFESSIONAL LIABILITY IN - 100232 4/13/2024 EXCESS SIDE A DIRECTORS AND 42 2. 10TH FLOOR OFFICERS LIABILITY INSURANCE NEW YORK, NY 10017 EXTENSION - POLICY BPRO8085449 757 THIRD AVE BERKLEY PROFESSIONAL LIABILITY IN - 100233 4/13/2024 EXCESS SIDE A DIRECTORS AND 43 2. 10TH FLOOR OFFICERS LIABILITY INSURANCE NEW YORK, NY 10017 RUNOFF ENDORSEMENT - POLICY BPRO8085449 100 FEDERAL STREET BERKSHIRE HATHAWAY SPECIALTY IN - 100204 10/13/2023 EXCESS INSURANCE - POLICY 47 - EPC - 44 2. 7TH FLOOR INSURANCE COMPANY 312608 - 03 BOSTON, MA 100 FEDERAL STREET BERKSHIRE HATHAWAY SPECIALTY IN - 100223 4/14/2024 EXCESS INSURANCE EXTENSION - 45 2. 7TH FLOOR INSURANCE COMPANY POLICY 47 - EPC - 312608 - 03 BOSTON, MA 100 FEDERAL STREET BERKSHIRE HATHAWAY SPECIALTY IN - 100243 4/13/2024 EXCESS INSURANCE RUNOFF 46 2. 7TH FLOOR INSURANCE COMPANY ENDORSEMENT - POLICY 47 - EPC - BOSTON, MA 312608 - 03 Page 6 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 6 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Insurance Agreements 540 WEST MADISON ST 9TH FLOOR CHICAGO, IL 60661 COLONY INSURANCE COMPANY IN - 100226 4/28/2024 COMMERCIAL GENERAL LIABILITY PRIMARY - POLICY 103 GL 0215040 - 00 47 2. 540 WEST MADISON ST COLONY INSURANCE COMPANY IN - 100228 4/28/2024 EXCESS LIABILITY - POLICY XS176823 48 2. 9TH FLOOR CHICAGO, IL 60661 OPEN BROKERAGE GLOBAL COLUMBIA CASUALTY COMPANY IN - 100209 10/13/2023 CYBER SECURITY INSURANCE - 49 2. SPECIALTY LINES POLICY 652470551 CNA INSURANCE COMPANY 125 BROAD STREET - 8TH FLOOR NEW YORK, NY 10004 10275 WEST HIGGINS ROAD EVANSTON INSURANCE COMPANY IN - 100211 5/11/2024 COMMERCIAL EXCESS LIABILITY 50 2. SUITE 750 INSURANCE - POLICY EZXS3116225 ROSEMONT, IL 60018 10275 WEST HIGGINS ROAD EVANSTON INSURANCE COMPANY IN - 100212 5/11/2024 GENERAL LIABILITY INSURANCE - 51 2. SUITE 750 CHANGES TO POLICY 3AA567256 ROSEMONT, IL 60018 10275 WEST HIGGINS ROAD EVANSTON INSURANCE COMPANY IN - 100210 5/11/2024 GENERAL LIABILITY INSURANCE - 52 2. SUITE 750 POLICY 3AA567256 ROSEMONT, IL 60018 202B HALL'S MILL ROAD FEDERAL INSURANCE COMPANY IN - 100215 10/13/2023 EXCESS LIABILITY INSURANCE - 53 2. WHITEHOUSE STATION, NJ POLICY 7819 - 76 - 17 100 WILLIAM STREET HUDSON INSURANCE COMPANY IN - 100203 10/13/2023 TRUXS EXCESS LIABILITY - POLICY HN - 54 2. 5TH FLOOR 0303 - 6856 - 101322 NEW YORK, NY 10038 100 WILLIAM STREET HUDSON INSURANCE COMPANY IN - 100229 4/13/2024 TRUXS EXCESS LIABILITY EXTENSION - 55 2. 5TH FLOOR POLICY HN - 0303 - 6856 - 101322 NEW YORK, NY 10038 Page 7 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 7 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Insurance Agreements 100 WILLIAM STREET 5TH FLOOR HUDSON INSURANCE COMPANY IN - 100242 4/13/2024 TRUXS EXCESS LIABILITY RUNOFF ENDORSEMENT - POLICY HN - 0303 - 6856 - 56 2. NEW YORK, NY 10038 101322 945 E. PACES FERRY RD. LANDMARK AMERICAN INSURANCE IN - 100214 10/13/2023 EXCESS LIABILITY INSURANCE - 57 2. SUITE 1800 COMPANY POLICY LHA099700 ATLANTA, GA 30326 TYSERS C/O LIZ NASH LLOYD'S AMERICA INC. IN - 100195 10/13/2023 EXCESS SIDE A DIRECTORS AND 58 2. 71 FENCHURCH STREET OFFICERS LIABILITY INSURANCE - LONDON POLICY B0572MR229860 TYSERS C/O LIZ NASH LLOYD'S AMERICA INC. IN - 100234 4/13/2024 EXCESS SIDE A DIRECTORS AND 59 2. 71 FENCHURCH STREET OFFICERS LIABILITY INSURANCE LONDON RUNOFF ENDORSEMENT - POLICY B0572MR229860 ATTN: UNDERWRITING OLD REPUBLIC UNION INSURANCE IN - 100202 10/13/2023 EXCESS SIDE A DIRECTORS AND 60 2. DEPARTMENT COMPANY OFFICERS LIABILITY INSURANCE - 191 NORTH WACKER DRIVE POLICY ORPRO 12 101329 SUITE 1000 CHICAGO, IL 60606 ATTN: UNDERWRITING OLD REPUBLIC UNION INSURANCE IN - 100221 4/13/2024 EXCESS SIDE A DIRECTORS AND 61 2. DEPARTMENT COMPANY OFFICERS LIABILITY INSURANCE 191 NORTH WACKER DRIVE EXTENSION - POLICY ORPRO 12 102770 SUITE 1000 CHICAGO, IL 60606 ATTN: UNDERWRITING OLD REPUBLIC UNION INSURANCE IN - 100241 4/13/2024 EXCESS SIDE A DIRECTORS AND 62 2. DEPARTMENT COMPANY OFFICERS LIABILITY INSURANCE 191 NORTH WACKER DRIVE RUNOFF ENDORSEMENT - POLICY SUITE 1000 ORPRO 12 101329 CHICAGO, IL 60606 945 E. PACES FERRY RD. RSUI INDEMNITY COMPANY IN - 100196 10/13/2023 EXCESS SIDE A DIC - DIRECTORS AND 63 2. SUITE 1800 OFFICERS LIABILITY - POLICY HS702181 ATLANTA, GA 30326 Page 8 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 8 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Insurance Agreements 945 E. PACES FERRY RD. SUITE 1800 ATLANTA, GA 30326 RSUI INDEMNITY COMPANY IN - 100235 4/13/2024 EXCESS SIDE A DIC - DIRECTORS AND OFFICERS LIABILITY RUNOFF ENDORSEMENT - POLICY HS702181 64 2. 201 E. FIFTH STREET STARSTONE NATIONAL INSURANCE IN - 100213 10/13/2023 FOLLOWING FORM EXCESS LIABILITY 65 2. SUITE 1200 COMPANY INSURANCE - POLICY 84136G224ALI CINCINNATI, OH 45202 BEAZLEY USA SERVICES, INC. SYNDICATE 2623/623 AT LLOYD'S IN - 100208 10/13/2023 CYBER SECURITY INSURANCE - 66 2. 30 BATTERSON PARK ROAD POLICY W33A6E220101 FARMINGTON, CT PO BOX 15145 THE HANOVER INSURANCE COMPANY IN - 100207 10/13/2023 CRIME COVERAGE INSURANCE - 67 2. WORCESTER, MA POLICY BD6 - J190133 - 00 ATTN: WESTFIELD SPECIALTY WESTFIELD SPECIALTY INSURANCE IN - 100198 10/13/2023 EXCESS SIDE A DIC - POLICY XSA - 68 2. ATTN: UNDERWRITING COMPANY 00016MX - 00 DEPARTMENT ONE PARK CIRCLE WESTFIELD, OH 44251 ATTN: WESTFIELD SPECIALTY WESTFIELD SPECIALTY INSURANCE IN - 100222 4/13/2024 EXCESS SIDE A DIC EXTENSION - 69 2. ATTN: UNDERWRITING COMPANY POLICY XSA - 00016MX - 00 DEPARTMENT ONE PARK CIRCLE WESTFIELD, OH 44251 ATTN: WESTFIELD SPECIALTY WESTFIELD SPECIALTY INSURANCE IN - 100237 4/13/2024 EXCESS SIDE A DIC RUNOFF 70 2. ATTN: UNDERWRITING COMPANY ENDORSEMENT - POLICY XSA - 00016MX - DEPARTMENT 00 ONE PARK CIRCLE WESTFIELD, OH 44251 XL PROFESSIONAL INSURANCE XL SPECIALTY INSURANCE COMPANY IN - 100199 10/13/2023 EXCESS SIDE A DIC - POLICY 71 2. 100 CONSTITUTION PLAZA ELU186035 - 22 17TH FLOOR HARTFORD, CT Page 9 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 9 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Insurance Agreements XL PROFESSIONAL INSURANCE 100 CONSTITUTION PLAZA 17TH FLOOR HARTFORD, CT XL SPECIALTY INSURANCE COMPANY IN - 100230 4/13/2024 2. 72 EXCESS SIDE A DIC EXTENSION - POLICY ELU186035 - 22 XL PROFESSIONAL INSURANCE 100 CONSTITUTION PLAZA 17TH FLOOR HARTFORD, CT XL SPECIALTY INSURANCE COMPANY IN - 100238 4/13/2024 2. 73 EXCESS SIDE A DIC RUNOFF ENDORSEMENT - POLICY ELU186035 - 22 Page 10 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 10 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest IT Contracts ATTN: EVELYN RASPOTNIK 381 PARK AVENUE SOUTH NEW YORK, NY 10016 AIRCALL.IO, INC. IT - 100053 Evergreen ORDER FORM DATED 4/21/2023 74 2. 61 HOWARD STREET AMPLITUDE, INC. IT - 100175 Not Listed ORDER FORM Q - 13155 75 2. FLOOR 5 SAN FRANCISCO, CA 94105 ATTN: LEGAL DEPARTMENT ATEIVA, INC. IT - 100153 2/5/2026 MUTUAL NON - DISCLOSURE 76 2. 7373 GATEWAY BLVD. AGREEMENT NEWARK, NJ 94560 700 N.E. MULNOMAH STREET AUTODATA, INC. DBA CHROMEDATA IT - 100123 Evergreen APPLICATION AND ORDER SCHEDULE 77 2. SUITE 1500 PORTLAND, OR 97232 300 S. RIVERSIDE PLZ. CARS.COM LLC IT - 100128 Evergreen CONTENT LICENSE 78 2. SUITE 1000 CHICAGO, IL 60606 300 S. RIVERSIDE PLZ. CARS.COM LLC IT - 100129 Evergreen PRODUCT ORDER FORM / CHANGE 79 2. SUITE 1000 FORM DATED 4/15/2019 CHICAGO, IL 60606 300 S. RIVERSIDE PLZ. CARS.COM LLC IT - 100130 Evergreen PRODUCT ORDER FORM / CHANGE 80 2. SUITE 1000 FORM DATED 9/17/2016 CHICAGO, IL 60606 620 8TH AVE DATADOG, INC. IT - 100141 Evergreen MASTER SUBSCRIPTION AGREEMENT 81 2. 45TH FLOOR NEW YORK, NY 10018 620 8TH AVE DATADOG, INC. IT - 100142 Evergreen SUBSCRIPTION ORDER FORM DATED 82 2. 45TH FLOOR 10/28/2020 NEW YORK, NY 10018 LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100251 Evergreen LEASE AGREEMENT AND QUOTE 83 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. 2206392595 - 18000004116033 DATED WAYNE, PA 19087 7/2/2020 Page 11 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 11 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest IT Contracts LEASE PROCESSING CENTER 1111 OLD EAGLE SCHOOL ROAD WAYNE, PA 19087 DE LAGE LANDEN FINANCIAL SERVICES, INC. IT - 100253 Evergreen LEASE AGREEMENT AND QUOTE 2206463881 - 18000004233516 DATED 8/18/2020 84 2. LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100254 Evergreen LEASE AGREEMENT AND QUOTE 85 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. 2206641065 - 18000004519113 DATED WAYNE, PA 19087 8/18/2020 LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100259 Evergreen LEASE AGREEMENT AND QUOTE 86 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. 2206896796 - 18000004900806 DATED WAYNE, PA 19087 1/19/2021 LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100250 Evergreen LEASE AGREEMENT AND QUOTE 87 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. LWCN312 DATED 3/17/2021 WAYNE, PA 19087 LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100257 Evergreen LEASE AGREEMENT AND QUOTE 88 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. LWQR240 DATED 4/12/2021 WAYNE, PA 19087 LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100258 Evergreen LEASE AGREEMENT AND QUOTE 89 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. LWQR577 DATED 2/25/2021 WAYNE, PA 19087 LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100249 Evergreen LEASE AGREEMENT AND QUOTE 90 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. LWZZ055 DATED 3/17/2021 WAYNE, PA 19087 LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100256 Evergreen LEASE AGREEMENT AND QUOTES 91 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. 2206352064 - 18000004049663 AND WAYNE, PA 19087 2206362636 - 18000004066398 DATED 6/19/2020 LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100252 Evergreen LEASE AGREEMENT AND QUOTES 92 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. 2206378676 - 18000004091410 AND WAYNE, PA 19087 2206378678 - 18000004091422 DATED 6/29/2020 Page 12 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 12 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest IT Contracts LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100260 Evergreen LEASE AGREEMENT AND QUOTES 93 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. 2206639806 - 18000004517282 AND WAYNE, PA 19087 2206648646 - 18000004527846 DATED 11/25/2020 LEASE PROCESSING CENTER DE LAGE LANDEN FINANCIAL IT - 100255 Evergreen LEASE AGREEMENT AND QUOTES 94 2. 1111 OLD EAGLE SCHOOL ROAD SERVICES, INC. 2206830538 - 18000004791430 AND WAYNE, PA 19087 2206830541 - 18000004791467 DATED 1/12/2021 800 W EL CAMINO REAL ELASTICSEARCH, INC IT - 100145 10/3/2026 MUTUAL NON - DISCLOSURE 95 2. SUITE 350 AGREEMENT MOUNTAIN VIEW, CA 94040 800 W EL CAMINO REAL ELASTICSEARCH, INC IT - 100144 10/20/2024 ORDER FORM Q - 558598 96 2. SUITE 350 MOUNTAIN VIEW, CA 94040 5739 BYRON ANTHONY PLACE EXCEL MEDIA GROUP, INC. IT - 100083 Not Listed AGENCY ADDENDUM TO EXPERIAN 97 2. 475 ANTON BOULEVARD AGREEMENT SANFORD, FL 32771 ATTN: GENERAL COUNSEL EXPERIAN INFORMATION SOLUTIONS, IT - 100089 Evergreen AMENDMENT TO AUTOCHECK 98 2. 475 ANTON BOULEVARD INC. SERVICE AGREEMENT COSTA MESA, CA 92626 ATTN: GENERAL COUNSEL EXPERIAN INFORMATION SOLUTIONS, IT - 100081 Evergreen AUTOCHECK FASTLINK HOSTING 99 2. 475 ANTON BOULEVARD INC. AGREEMENT COSTA MESA, CA 92626 ATTN: GENERAL COUNSEL EXPERIAN INFORMATION SOLUTIONS, IT - 100088 Evergreen AUTOCHECK SERVICE AGREEMENT 100 2. 475 ANTON BOULEVARD INC. COSTA MESA, CA 92626 ATTN: GENERAL COUNSEL EXPERIAN INFORMATION SOLUTIONS, IT - 100060 Evergreen STATEMENT OF WORK 101 2. 475 ANTON BOULEVARD INC. COSTA MESA, CA 92626 Page 13 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 13 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest IT Contracts ATTN: GENERAL COUNSEL 475 ANTON BOULEVARD COSTA MESA, CA 92626 EXPERIAN INFORMATION SOLUTIONS, INC. IT - 100085 Not Listed SUBCODE AFFILIATE ADDENDUM 102 2. PO BOX 78266 FASTLY, INC. IT - 100143 Evergreen SERVICE ORDER Q - 17021 103 2. SAN FRANCISCO, CA 94107 1221 BROADWAY FIVETRAN, INC. IT - 100136 1/30/2024 ASSIGNMENT, ASSUMPTION AND 104 2. SUITE 2400 NOVATION OF MASTER SUBSCRIPTION OAKLAND, CA 94612 AGREEMENT 1221 BROADWAY FIVETRAN, INC. IT - 100137 1/30/2024 MASTER SERVICES AGREEMENT 105 2. SUITE 2400 OAKLAND, CA 94612 1221 BROADWAY FIVETRAN, INC. IT - 100138 1/30/2024 SERVICE ORDER FORM DATED 106 2. SUITE 2400 1/19/2023 OAKLAND, CA 94612 88 COLIN P KELLY JR STREET GITHUB, INC. IT - 100146 5/11/2024 PURCHASE ORDER # 56984 107 2. SAN FRANCISCO, CA 94107 ATTN: GENERAL COUNSEL GOOGLE LLC IT - 100126 Evergreen TERMS OF SERVICE FOR THE LOOKER 108 2. 1600 AMPITHEATRE PARKWAY PRODUCTS MOUNTAIN VIEW, CA 94043 ATTN: ROBY MURRAY GREENHOUSE SOFTWARE IT - 100061 Evergreen ORDER AGREEMENT 109 2. 18 W. 18TH STREET 9TH FLOOR NEW YORK, NY 10011 510 - 609 GRANVILLE STREET GROUNDSWELL CLOUD SOLUTIONS, IT - 100080 Not Listed SALESFORCE IMPLEMENTATION 110 2. VANCOUVER, BC INC. AGREEMENT CANADA Page 14 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 14 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest IT Contracts ATTN: ANDY MCBRIDE, VP - BUSINESS DEVELOPMENT 224 VALLEY CREEK BLVD SUITE 400 EXTON, PA 19341 HOMENET, INC. IT - 100063 Evergreen HOMENET INVENTORY SERVICES LICENSE AGREEMENT 111 2. 25 FIRST STREET CAMBRIDGE, MA HUBSPOT INC. IT - 100092 Not Listed DATA PROCESSING AGREEMENT 112 2. 25 FIRST STREET CAMBRIDGE, MA HUBSPOT INC. IT - 100091 12/29/2023 SUBSCRIPTION ORDER # 2431664 113 2. 344 S WARRANT ST SUITE 200 SYRACUSE, NY 13202 IMPEL IT - 100064 Evergreen ACTIVATION AGREEMENT WITH SHIFT.COM 114 2. 344 S WARRANT ST SUITE 200 SYRACUSE, NY 13202 IMPEL IT - 100160 Evergreen PULSAR AUTOMATION ORDER FORM WITH SHIFT.COM 115 2. ATTN: LEGAL DEPARTMENT 7373 GATEWAY BLVD. NEWARK, NJ 94560 LUCID USA, INC. IT - 100153 2/5/2026 MUTUAL NON - DISCLOSURE AGREEMENT 116 2. 100 FIRST STREET SAN FRANCISCO, CA 94105 OKTA, INC. IT - 100135 2/8/2026 ORDER FORM Q - 650561 117 2. 2300 ORACLE WAY AUSTIN, TX 78741 ORACLE AMERICA, INC. IT - 100172 11/30/2023 NETSUITE ESTIMATE # 1095900 118 2. 2300 ORACLE WAY AUSTIN, TX 78741 ORACLE AMERICA, INC. IT - 100171 11/30/2023 NETSUITE ESTIMATE # 1095903 119 2. ATTN: VP CUSTOMER SUCCESS 940 SYLVAN AVE ENGLEWOOD CLIFFS, NJ OWNBACKUP INC. IT - 100139 3/23/2024 MUTUAL NON - DISCLOSURE AGREEMENT 120 2. Page 15 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 15 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest IT Contracts ATTN: VP CUSTOMER SUCCESS 940 SYLVAN AVE ENGLEWOOD CLIFFS, NJ OWNBACKUP INC. IT - 100066 Evergreen SERVICE ORDER NUMBER 016279 121 2. ATTN: CHRIS MCDONALD, REPUTATION.COM IT - 100068 Evergreen SERVICE START DATE 10/23/2023 122 2. ACCOUNT EXECUTIVE 6111 BOLLINGER CANYON ROAD SUITE 580 SAN RAMON, CA 94583 SALESFORCE TOWER, ATTN: SALESFORCE.COM, INC. IT - 100077 Not Listed MASTER SUBSCRIPTION AGREEMENT 123 2. GENERAL COUNSEL 415 MISSION STREET 3RD FLOOR SAN FRANCISCO, CA 94105 500 HOWARD STREET SLACK TECHNOLOGIES, INC. IT - 100132 Not Listed AUTHORIZATION AGREEMENT FOR 124 2. SAN FRANCISCO, CA 94105 ACCOUNT ACCESS 500 HOWARD STREET SLACK TECHNOLOGIES, INC. IT - 100131 Evergreen MASTER SUBSCRIPTION AGREEMENT 125 2. SAN FRANCISCO, CA 94105 500 HOWARD STREET SLACK TECHNOLOGIES, INC. IT - 100178 Evergreen ORDER FORM Q - 21254 126 2. SAN FRANCISCO, CA 94105 500 HOWARD STREET SLACK TECHNOLOGIES, LLC IT - 100133 Not Listed AUTHORIZATION AGREEMENT FOR 127 2. SAN FRANCISCO, CA 94105 ACCOUNT ACCESS 101 SPEAR STREET TWILIO, INC. IT - 100079 12/1/2024 ORDER FORM DATED 12/1/2022 128 2. 1ST FLOOR SAN FRANCISCO, CA 94105 101 SPEAR STREET TWILIO, INC. IT - 100078 12/1/2024 PLATFORM AGREEMENT 129 2. 1ST FLOOR SAN FRANCISCO, CA 94105 ATTN: GENERAL COUNSEL UKG INC. IT - 100124 Evergreen MASTER SERVICES AGREEMENT 130 2. 2000 ULTIMATE WAY WESTON, FL 33326 Page 16 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 16 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest IT Contracts ATTN: GENERAL COUNSEL 2000 ULTIMATE WAY WESTON, FL 33326 UKG INC. IT - 100125 Evergreen ORDER DATED 11/30/21 131 2. ATTN: MIKE EHRMAN WORKIVA INC. IT - 100072 Evergreen MASTER TERMS AND CONDITIONS 132 2. 2900 UNIVERSITY BLVD. AMES, IA 50010 ATTN: MIKE EHRMAN WORKIVA INC. IT - 100192 Evergreen ORDER 081420 - 3725 133 2. 2900 UNIVERSITY BLVD. AMES, IA 50010 ATTN: MIKE EHRMAN WORKIVA INC. IT - 100193 Evergreen STATEMENT OF WORK 081420 - 3725 134 2. 2900 UNIVERSITY BLVD. AMES, IA 50010 ATTN: NATHAN RAND, GENERAL XACTLY CORPORATION IT - 100073 1/9/2025 QUOTE NUMBER: Q - 69658 135 2. COUNSEL 505 SOUTH MARKET STREET SAN JOSE, CA 95113 55 ALMADEN BLVD ZOOM VIDEO COMMUNICATIONS INC. IT - 100148 Evergreen AMENDMENT FORM NUMBER Q1012912 136 2. 6TH FLOOR SAN JOSE, CA 95113 55 ALMADEN BLVD ZOOM VIDEO COMMUNICATIONS INC. IT - 100149 Evergreen AMENDMENT FORM NUMBER Q1037675 137 2. 6TH FLOOR SAN JOSE, CA 95113 55 ALMADEN BLVD ZOOM VIDEO COMMUNICATIONS INC. IT - 100150 Evergreen AMENDMENT FORM NUMBER Q1089514 138 2. 6TH FLOOR SAN JOSE, CA 95113 55 ALMADEN BLVD ZOOM VIDEO COMMUNICATIONS INC. IT - 100151 Evergreen AMENDMENT FORM NUMBER Q1214853 139 2. 6TH FLOOR SAN JOSE, CA 95113 Page 17 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 17 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest ZOOM VIDEO COMMUNICATIONS INC. 55 ALMADEN BLVD 6TH FLOOR SAN JOSE, CA 95113 IT - 100147 IT Contracts 2. 140 AMENDMENT FORM NUMBER Q982490 Evergreen Page 18 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 18 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Intercompany Agreements 290 DIVISION ST SUITE 400 SAN FRANCISCO, CA 94103 SHIFT FINANCE, LLC IC - 100272 Evergreen LIMITED LIABILITY COMPANY AGREEMENT OF SHIFT FINANCE, LLC 141 2. 290 DIVISION ST SUITE 400 SAN FRANCISCO, CA 94103 SHIFT MARKETPLACE HOLDINGS, LLC IC - 100281 Evergreen LIMITED LIABILITY COMPANY AGREEMENT OF SHIFT MARKETPLACE HOLDINGS, LLC 142 2. 290 DIVISION ST SUITE 400 SAN FRANCISCO, CA 94103 SHIFT OPERATIONS LLC IC - 100279 Evergreen LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF SHIFT OPERATIONS LLC 143 2. Page 19 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 19 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Other Contracts 548 MARKET STREET SUITE 93249 SAN FRANCISCO, CA 94104 AIRBASE INC. OC - 100161 3/24/2024 SERVICES AGREEMENT AND ORDER FORM 144 2. ATTN: LEGAL BILL.COM, LLC OC - 100168 Not Listed CUSTOM TRIAL PLAN 145 2. 6220 AMERICA CENTER DRIVE SUITE 100 SAN JOSE, CA 95002 ATTN: CRAIK DAVIS, RISK & CIGNA HEALTH AND LIFE INSURANCE OC - 100218 Evergreen ADMINISTRATIVE SERVICES ONLY 146 2. UNDERWRITING DIRECTOR COMPANY AGREEMENT 401 CHESTNUT STREET CHATTANOOGA, TN 37402 425 CALIFORNIA ST CONNOR GROUP GLOBAL SERVICES, OC - 100162 Not Listed ENGAGEMENT LETTER 147 2. SUITE 1600 LLC SAN FRANCISCO, CA 94104 425 CALIFORNIA ST CONNOR GROUP GLOBAL SERVICES, OC - 100163 ompletion of Service STATEMENT OF WORK # 23 - 1 148 2. SUITE 1600 LLC SAN FRANCISCO, CA 94104 170 SOUTH MAIN STREET COOPER SAVAS LLC OC - 100167 ompletion of Service ENGAGEMENT LETTER 149 2. SUITE 800 SALT LAKE CITY, UT 84101 828 S. HARRISON ST DUCHARME, MCMILLEN & ASSOCIATES, OC - 100169 ompletion of Service STATEMENT OF WORK 150 2. SUITE 650 INC. FORT WAYNE, IN 46802 651 N BROAD ST. FARCHE SOLUTIONS OC - 100164 Not Listed CONSULTING AGREEMENT 151 2. SUITE 296 MIDDLETOWN, DE 19709 651 N BROAD ST. FARCHE SOLUTIONS OC - 100166 Not Listed NON - DISCLOSURE AGREEMENT 152 2. SUITE 296 MIDDLETOWN, DE 19709 Page 20 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 20 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 Address Name Co - Debtor Contract ID Expiration Date Nature of the Debtor's Interest Other Contracts 651 N BROAD ST. FARCHE SOLUTIONS OC - 100165 Not Listed STATEMENT OF WORD DATED 153 2. SUITE 296 3/17/2023 MIDDLETOWN, DE 19709 PO BOX 770001 FIDELITY MANAGEMENT TRUST OC - 100244 Evergreen RETIREMENT PLAN SERVICE 154 2. CINCINNATI, OH 45277 COMPANY AGREEMENT PO BOX 770001 FIDELITY MANAGEMENT TRUST OC - 100246 Evergreen RETIREMENT PLAN SERVICE 155 2. CINCINNATI, OH 45277 COMPANY AGREEMENT - AMENDMENT DATED 11/17/2022 PO BOX 770001 FIDELITY MANAGEMENT TRUST OC - 100248 Evergreen RETIREMENT PLAN SERVICE 156 2. CINCINNATI, OH 45277 COMPANY AGREEMENT - AMENDMENT DATED 12/8/2022 PO BOX 770001 FIDELITY MANAGEMENT TRUST OC - 100247 Evergreen RETIREMENT PLAN SERVICE 157 2. CINCINNATI, OH 45277 COMPANY AGREEMENT - AMENDMENT DATED 6/16/2022 PO BOX 770001 FIDELITY MANAGEMENT TRUST OC - 100245 Evergreen RETIREMENT PLAN SERVICE 158 2. CINCINNATI, OH 45277 COMPANY AGREEMENT - AMENDMENT DATED 8/5/2022 ATTN: LEGAL DEPARTMENT LEXIS NEXIS RISK HOLDINGS INC. OC - 100177 8/5/2025 NON - DISCLOSURE AGREEMENT 159 2. 1000 ALDERMAN DRIVE ALPHARETTA, GA 30005 ATTN: LEGAL DEPARTMENT LEXIS NEXIS RISK HOLDINGS INC. OC - 100065 Evergreen RISK MANAGEMENT APPLICATION 160 2. 1000 ALDERMAN DRIVE ALPHARETTA, GA 30005 CIGNA GROUP INSURANCE LIFE INSURANCE COMPANY OF NORTH OC - 100217 Evergreen LIFE & AD&D EMPLOYEE INSURANCE - 161 2. ATTN: VENDOR MANAGEMENT AMERICA POLICIES SGM609401 AND SOK606991 1455 VALLEY CENTER PARKWAY BETHLEHEM, PA 18017 ATTN: GENERAL COUNSEL WEX HEALTH, INC. D/B/A WEX OC - 100219 Evergreen SERVICES AGREEMENT DATED 8/1/2021 162 2. 82 HOPMEADOW STREET SIMSBURY, CT Page 21 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 21 of

Schedule G: Executory Contracts and Unexpired Leases Shift Technologies, Inc. Case Number: 23 - 30687 TOTAL NUMBER OF CONTRACTS: 162 Page 22 of 22 to Schedule G Filed: 11/22/23 Entered: 11/22/23 14:57:05 51 Case: 23 - 30687 Doc# 182 Page 22 of

Schedule H: Codebtors Shift Technologies, Inc. Case Number: 23 - 30687 1. Does the debtor have any codebtors? No. Check this box and submit this form to the court with the debtor's other schedules. Nothing else needs to be reported on this form. Yes 2. In Column 1, list as codebtors all of the people or entities who are also liable for any debts listed by the debtor in the schedules of creditors, Schedules D - G. Include all guarantors and co - obligors. In Column 2, identify the creditor to whom the debt is owed and each schedule on which the creditor is listed. If the codebtor is liable on a debt to more than one creditor, list each creditor separately in Column 2. Column 1 Column 2 Applicable Schedules Creditor Name D E/F G Codebtor Name and Mailing Address SCHEDULE_D ID: 100066 SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 2. 1 INVENTORY FINANCING AND SECURITY AGREEMENT DENNEY ROAD INDUSTRIAL PARK, LLC SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 BEAVERTON LEASE 2. 2 PROLOGIS MESQUITE, LLC SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 2. 3 OAKLAND YARD LEASE PROLOGIS MESQUITE, LLC SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 OAKLAND YARD LEASE - SECOND AMENDMENT 2. 4 PROLOGIS MESQUITE, LLC SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 OAKLAND BUILDING LEASE 2. 5 TREA 12910 MULBERRY DRIVE LLC SHIFT OPERATIONS LLC 290 DIVISION ST SUITE 400 SAN FRANSISCO, CA 94103 2. 6 RLIF WEST LEASE Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 50 of Total Number of Co - Debtor / Creditor rows: 6 Page 1 of 1 to Schedule H

$0 1. Schedule A/B: Assets – Real and Personal Property (Official Form 206A/B) 1a. Real property: Copy line 88 from Schedule A/B .................................................................................................................. $659,240,142 1b. Total personal property: Copy line 91A from Schedule A/B .............................................................................................................. $659,240,142 1c. Total of all property: Copy line 92 from Schedule A/B ............................................................................................................... Part 1: Summary of Assets 2. Schedule D: Creditors Who Have Claims Secured by Property (Official Form 206D) Part 2: Summary of Liabilities $0 3. Schedule E/F: Creditors Who Have Unsecured Claims (Official Form 206E/F) 3a. Total claim amounts of priority unsecured claims: .................................................. ................................................................ $0 3b. Total amount of claims of nonpriority amount of unsecured claims: ........................................................................ ...................................... $0 .................................................................................... .............................. Copy the total dollar amount listed in Column A, Amount of claim, from line 3 of Schedule D Copy the total claims from Part 1 from line 6a of Schedule E/F Copy the total of the amount of claims from Part 2 from line 6b of Schedule E/F 4. Total liabilities Lines 2 + 3a + 3b $0 ............................................................................................................................. ... ................... + + Summary of Assets and Liabilities for Non - Individuals Official Form 206Sum 12/15 Debtor Name: Shift Technologies, Inc. United States Bankruptcy Court for the: NORTHERN CALIFORNIA Case Number (if known): 23 - 30687 Fill in this information to identify the case: Check if this is an amended filing Page 1 of 1 to Summary of Assets and Liabilities Case: 23 - 30687 Doc# 182 Filed: 11/22/23 51 Entered: 11/22/23 14:57:05 Page 51 of

IN RE SHIFT TECHNOLOGIES, INC., ET AL.

LEAD CASE NO. 23-30687 (HLB)

GENERAL NOTES AND STATEMENT OF
LIMITATIONS, METHODOLOGY, AND DISCLAIMERS
REGARDING DEBTORS’ SCHEDULES OF ASSETS AND
LIABILITIES AND STATEMENTS OF FINANCIAL AFFAIRS

On October 9, 2023 (the “Petition Date”), Shift Technologies, Inc.; Shift Platform, Inc.; Shift Finance LLC; Shift Operations LLC; Shift Transportation LLC; Shift Insurance Services LLC; Shift Marketplace Holdings, LLC; Shift Marketplace, LLC; Fair Dealer Services, LLC; CarLotz, Inc., a Delaware Corporation; CarLotz Group, Inc.; CarLotz Nevada, LLC; CarLotz California, LLC; CarLotz, Inc., an Illinois Corporation; CarLotz Logistics, LLC; Orange Peel, LLC; and Orange Grove Fleet Solutions, LLC, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Northern District of California (San Francisco Division) (the “Bankruptcy Court”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ Chapter 11 Cases have been consolidated under case number 23-30687 (HLB) for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

OVERVIEW OF GENERAL NOTES

Each of the Debtors has herewith filed separate Schedules of Assets and Liabilities (“Schedules”) and Statements of Financial Affairs (“Statements”). These General Notes and Statement of Limitations, Methodology, and Disclaimers Regarding Debtors’ Schedules and Statements (the “General Notes”) relate to each of the Debtors’ Schedules and Statements and set forth the basis upon which the Schedules and Statements are presented. These General Notes pertain to, are incorporated by reference in, and comprise an integral part of the Schedules and Statements and should be referred to and considered in connection with any review of the Schedules and Statements. The General Notes are in addition to any specific notes contained in any Debtor’s Schedules or Statements. The General Notes are presented for each individual Debtor, however, each provision contained in the General Notes may not apply to all Debtors. Disclosure of information in one Schedule or Statement, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct Schedule or Statement, exhibit, or continuation sheet. Nothing contained in the Schedules and Statements shall constitute a waiver of any rights or claims of the Debtors against any third party, or in or with respect to any aspect of these Chapter 11 Cases.

The Schedules, Statements, and General Notes should not be relied upon by any person for information relating to the current or future financial conditions, events, or performance of any of the Debtors.

The Schedules and Statements have been prepared, pursuant to section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, by the Debtors’ management with the assistance of their advisors and other professionals. The Schedules and Statements contain unaudited information, which is subject to further review and potential adjustment. Reasonable efforts have been made to provide accurate and complete information herein based upon information that was available at the time of preparation; however, subsequent information or discovery thereof may result in material changes to the Schedules and Statements and inadvertent errors or omissions may exist. Nothing contained in the Schedules and Statements shall constitute a waiver of any of the Debtors’ rights with respect to the Chapter 11 Cases, including with respect to any issues involving substantive consolidation, recharacterization, equitable subordination, and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws to recover assets or avoid transfers.

The Debtors and their agents, attorneys, and financial advisors expressly do not undertake any obligation to update, modify, revise, or re-categorize the information provided herein, or to notify any third party for any direct, indirect, incidental, consequential, or special damages (including, but not limited to, damages arising from the disallowance of a potential claim against the Debtors or damages to business reputation, lost business, or lost profits), whether foreseeable or not and however caused, even if the Debtors or their agents, attorneys, and financial advisors are advised of the possibility of such damages.

The Debtors reserve all rights to amend, modify, or supplement the Schedules and Statements from time to time, in all respects, as may be necessary or appropriate, including, but not limited to, the right to dispute or otherwise assert offsets or defenses to any claim reflected on the Schedules and Statements as to amount, liability or classification, or to otherwise subsequently designate any claim as “disputed,” “contingent” or “unliquidated.” Furthermore, nothing contained in the Schedules and Statements shall constitute an admission of any claims or a waiver of any of the Debtors’ rights with respect to the Chapter 11 Cases, including with respect to any issues involving causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws to recover assets or avoid transfers.

The Schedules and Statements for each Debtor have been signed by Jason Curtis, Chief Financial Officer for each of the Debtors. In reviewing and signing the Schedules and Statements, Mr. Curtis necessarily relied upon the efforts, statements, and representations of various personnel employed by the Debtors and their advisors and other professionals. Mr. Curtis has not (and could not have) personally verified the accuracy of each such statement and representation, including, without limitation, statements and representations concerning amounts owed to creditors, classification of such amounts, and their addresses.

Shift Technologies, Inc., et al.: Schedules and Statements General Notes

1. Net Book Value of Assets. The Debtors do not have current market valuations for all of their assets as it would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets and resources for the Debtors to obtain current market valuations of all their assets. Accordingly, unless otherwise indicated herein, assets in the Schedules and Statements reflect net book values as of the end of the day on October 9, 2023. Net book values may vary, sometimes materially, from market values. Certain other assets may be listed as “unknown” amounts.

Additionally, amounts ultimately realized may differ materially from net book value (or whatever value was ascribed). Certain depreciable assets with a net book value of zero ($0) may also be included for completeness. The Debtors have not performed an analysis of impairment of fixed assets, goodwill, or other intangibles. The Debtors do not intend to amend these Schedules and Statements to reflect actual values.

2. Basis of Presentation. Information contained in the Schedules and Statements has been derived from the Debtors’ books and records and historical financial statements. The Schedules and Statements do not purport to represent financial statements prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”), nor are they intended to fully reconcile with the financial statements of each Debtor.

3. Amendment. Reasonable efforts have been made to prepare and file complete and accurate Schedules and Statements. Despite these efforts, inadvertent errors or omissions may exist. The Debtors reserve all rights to, but are not required to, amend or supplement, or both, the Schedules and Statements from time to time as is necessary and appropriate.

4. Recharacterization. The Debtors have made reasonable efforts to correctly characterize, classify, categorize, and designate assets, liabilities, executory contracts, unexpired leases, and other items reported in the Schedules and Statements. However, due to the complexity and size of the Debtors’ business and operations, the Debtors may have improperly characterized, classified, categorized, or designated certain items. The Debtors reserve all of their rights to recharacterize, reclassify, recategorize, or redesignate items reported in the Schedules and Statements as necessary or appropriate as additional information becomes available, including, without limitation, whether contracts or leases listed herein were deemed executory or unexpired as of the Petition Date and remain executory and unexpired postpetition.

5. Confidentiality. There may be instances in the Schedules and Statements where the Debtors have deemed it necessary and appropriate to redact or withhold from the public record information such as names, addresses, or amounts. Typically, the Debtors have used this approach because of an agreement between the Debtors and a third party, concerns of confidentiality, or concerns for the privacy of an individual.

6. Cash Management System. The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses. As a result, certain payments in the Schedules and Statements may have been made prepetition by one entity on behalf of another entity through the operation of the consolidated cash management system. The Debtors’ prepetition cash management system is described in the Motion of the Debtors for Interim and Final Orders (I) Approving Continued Use of the Debtors’ Cash Management System, Bank Accounts, and Business Forms; (II) Authorizing the Debtors to Open and Close Bank Accounts; and (III) Authorizing Banks to Honor Certain Prepetition Transfers (the “Cash Management Motion”) dated October 9, 2023 [Docket No. 15].

7. Currency. Unless otherwise indicated, all amounts are reflected in U.S. dollars.

8. Liabilities. The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based on information and research that was conducted or available in connection with the preparation of the Schedules and Statements. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change. The Debtors reserve all of their rights to amend, supplement, or otherwise modify the Schedules and Statements as they deem necessary or appropriate.

The liabilities listed on the Schedules and Statements do not reflect any analysis of claims under section 503(b)(9) of the Bankruptcy Code. Accordingly, the Debtors reserve all rights to dispute or challenge the validity of any asserted claims under section 503(b)(9) of the Bankruptcy Code or the characterization of the structure of any such transaction or any document or instrument related to any creditor’s claim. On or about November 13, 2023, the Bankruptcy Court entered the Order Establishing Procedures for the Assertion, Resolution, and Satisfaction of Claims Asserted Pursuant to 11 U.S.C. § 503(b)(9), which, among other relief, authorized the payment of certain claims under section 503(b)(9) of the Bankruptcy Code. Claims satisfied pursuant to this order have not been listed in Schedule E/F.

9. Property and Equipment. Unless otherwise indicated, owned property and equipment are presented at net book value.

10. Executory Contracts and Unexpired Leases. The listing of a contract or lease in the Schedules shall not be deemed an admission that such contract is an executory contract or unexpired lease, or that it is necessarily a binding, valid, and enforceable agreement. The Debtors hereby expressly reserve the right to assert that any contract or lease listed on the Debtors’ Schedules does not constitute an executory contract or unexpired lease within the meaning of section 365 of the Bankruptcy Code.

11. Leases. The Debtors may lease real property, furniture, fixtures, and equipment from certain third-party lessors. Such leases are presented in the Schedules and Statements, subject to the reservation of rights set forth herein. The Debtors have not included in the Schedules and Statements the future obligations of any leases. Nothing herein or in the Schedules or Statements shall be construed as a concession, admission or evidence as to the determination of the legal status of any leases (including whether any lease is a true lease or a financing agreement) identified in the Schedules or Statements, including whether such leases: (i) constitute an executory contract within the meaning of section 365 of the Bankruptcy Code or other applicable law; or (ii) have not expired or been terminated or otherwise are not current in full force and effect, and the Debtors reserve all of their rights.

12. Causes of Action. Despite their reasonable efforts to identify all known assets, the Debtors may not have listed all of their causes of action or potential causes of action against third parties as assets in their Schedules and Statements, including, without limitation, avoidance actions arising under chapter 5 of the Bankruptcy Code and actions under other relevant non-bankruptcy laws to recover assets. The Debtors reserve all of their rights with respect to any claims, causes of action or avoidance actions they may have, and neither these General Notes nor the Schedules and Statements shall be deemed a waiver of any such claims, causes of action, or avoidance actions or in any way prejudice or impair the assertion of such claims.

13. Taxes. Claims listed on the Debtors’ Schedule E/F include claims owing to various taxing authorities to which the Debtors may potentially be liable. However, certain of such claims may be subject to ongoing audits and the Debtors are otherwise unable to determine with certainty the amount of many, if not all, of the claims listed on Schedule E/F. Therefore, the Debtors have listed estimated claim amounts, where possible, or alternatively listed such claims as unknown in amount and marked the claims as unliquidated, pending final resolution of ongoing audits or other outstanding issues. The Debtors reserve their rights to dispute or challenge whether such claims are entitled to priority.

14. Unknown Amounts. Claim amounts that could not readily be quantified by the Debtors are scheduled as “unknown.” These may include claims for prepetition services for which the Debtors have not yet received invoices. The description of an amount as “unknown” is not intended to reflect upon the materiality of the amount.

15. Payment of Prepetition Claims Pursuant to First Day Orders. On or about October 11 and 12, 2023, the Bankruptcy Court entered interim orders (the “Interim Orders”) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition claims relating to (a) employee wages, salaries, and other compensation and benefits; (b) insurance premiums; (c) taxes; and (d) the continued use of the Debtors’ Cash Management System. Final orders granting such relief were entered on or about November 9, 2023 (the “Final Orders,” and, collectively with the Interim Orders, the “First Day Orders”). Where the Schedules list creditors and set forth the amounts attributable to such claims, such scheduled amounts reflect balances owed as of the Petition Date. To the extent any adjustments are necessary to reflect any payments made on account of such claims following the commencement of these Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such adjustments have been included in the Schedules unless otherwise noted on the applicable Schedule. The Debtors reserve the right to update the Schedules to reflect payments made pursuant to the First Day Orders.

16. Employee Claims. The Bankruptcy Court entered a First Day Order granting the authority, but not the obligation, to the Debtors to pay certain prepetition employee wages, salaries, benefits and other obligations in the ordinary course. Employee claims for prepetition amounts that were paid, or were authorized to be paid pursuant to such orders of the Bankruptcy Court, may not be included in the Schedules and Statements.

17. Other Claims Paid Pursuant to Court Orders. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ Chapter 11 Cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims. Accordingly, these liabilities may have been or may be satisfied in accordance with those orders, and therefore may not be listed in the Schedules and Statements.

18. Insiders. The Debtors have included all payments and awards made to executive officers and the members of the board of directors during the twelve months preceding the Petition Date.

Included in the value reflected are cash payments to or for the benefit of the insider (inclusive of payroll, bonus and other employee benefits paid in cash). Persons have been included in the Statements for informational purposes only, and the listing of an individual as an insider is not intended to be and should not be construed as a legal characterization of that person as an insider and does not act as an admission of any fact, claim, right or defense, and all such rights, claims and defenses are reserved. Further, the Debtors do not take any position concerning (a) the person’s influence over the control of the Debtors, (b) the person’s management responsibilities and functions, (c) the person’s decision-making or corporate authority, or (d) whether the person could successfully argue that he or she is not an insider under applicable law, including federal securities law, or any theories of liability or for any other purpose. Information for insiders of CarLotz, Inc., a Delaware corporation, and its direct and indirect subsidiaries (the “CarLotz Debtors”) prior to their December 2022 merger with the other Debtors (the “CarLotz Merger”) may not be included.

19. Excluded Assets and Liabilities. The Debtors may have excluded from the Schedules certain of the following items, which may be included in their GAAP financial statements: intercompany receivables and payables, investments in subsidiaries, certain accrued liabilities, including, without limitation, accrued salaries, employee benefit accruals, and certain other accruals, capitalized interest, debt acquisition costs, restricted cash, goodwill, financial instruments, certain prepaid and other current assets considered to have no market value, certain contingent assets such as insurance recoveries, and deferred revenues and gains. Other non-material assets and liabilities may also have been excluded. The Debtors have reflected intercompany balances as of the end of the day on October 9, 2023, on Schedules A/B and E/F for the relevant debtor.

20. Intercompany Claims. Claims between the Debtors, as reflected in the applicable entities’ balance sheet accounts, are not reported. The Debtors take no position in these Schedules and Statements as to whether such accounts would be allowed as claims, interests, or not allowed at all.

21. Litigation. Certain litigation actions reflected as claims against one Debtor may relate to any of the other Debtors. The Debtors have made commercially reasonable efforts to record these actions in the Schedules and Statements of the Debtor that is party to the action. In addition, the Debtors may have excluded details relating to federal and state agency discrimination charges, labor arbitration and grievance claims, and government investigations and civil penalty actions. Discrimination charges have been excluded to protect the privacy interests of the charging parties and because the majority of such claims generally will not result in actual litigation. Labor arbitration and grievance claims are omitted to protect the privacy interests of the grieving party. Government investigations and civil penalty actions were excluded due to confidentiality and privacy concerns or because the majority of such claims are for de minimis amounts, have been promptly remediated or will not ultimately give rise to a civil penalty.

22. Claim Description. Any failure to designate a claim in the Schedules and Statements as “contingent,” “unliquidated,” or “disputed” does not constitute an admission that such claim or amount is not “contingent,” “unliquidated,” or “disputed.” The Debtors reserve all of their rights to dispute, or to assert offsets or defenses to, any claim reflected on these Schedules and Statements on any grounds, including, without limitation, amount, liability, priority, status, or classification, or to otherwise subsequently designate any claim as “contingent,” “unliquidated,” or “disputed.”

Moreover, although the Debtors may have scheduled claims of various creditors as secured claims for informational purposes, no current valuation of the Debtors’ assets in which such creditors may have a lien has been undertaken. Moreover, the Debtors reserve all of their rights to, but are not required to, amend, supplement, or otherwise modify their Schedules and Statements as necessary and appropriate, including modifying claims descriptions and designations.

23. Debt Representatives. Claims relating to the repayment of principal, interest and other fees and expenses under agreements governing any syndicated credit facility where the identities of the lenders or other parties in interest are not known with certainty are scheduled listing the administrative agent under the applicable credit facility.

24. Unliquidated Claim Amounts. Claim amounts that could not be readily quantified by the Debtors are scheduled as “unliquidated.” To the extent the Debtors are able to ascertain or estimate all or a portion of the claim amounts, they may have listed the known or estimated claim amount and marked the claims as unliquidated, pending final resolution of outstanding issues necessary to determine the total claim amount with certainty.

25. Liabilities. The Debtors have sought to allocate liabilities between prepetition and postpetition periods based on the information and research that was conducted in connection with the preparation of the Schedules and Statements. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change. The Debtors reserve their right to, but are not required to, amend the Schedules and Statements as they deem appropriate to reflect this.

26. Guarantees and Other Second Liability Claims. The Debtors have used commercially reasonable efforts to locate and identify guarantees and other secondary liability claims (collectively, the “Guarantees”) in their executory contracts, unexpired leases, secured financings, debt instruments, and other such agreements. Where Guarantees have been identified, they have been included in the relevant Schedules D, E/F, G and H for the affected Debtor or Debtors. Guarantees have generally been included in Schedules of the guarantor Debtor as “contingent” unless otherwise specified. While the Debtors have used commercially reasonable efforts to locate and identify Guarantees, it is possible that Guarantees embedded in the Debtors’ executory contracts, unexpired leases, secured financings, debt instruments, and other such agreements may have been inadvertently omitted. The Debtors reserve all of their rights to, but are not required to, amend, supplement, or modify the Schedules if additional Guarantees are identified.

27. Intellectual Property Rights. Exclusion of certain intellectual property shall not be construed to be an admission that those intellectual property rights have been sold, abandoned, or terminated, or otherwise have expired by their terms, or have been assigned or otherwise transferred pursuant to a sale, acquisition, or other transaction. Conversely, inclusion of certain intellectual property shall not be construed to be an admission that those intellectual property rights have not been abandoned, have not been terminated, or otherwise have not expired by their terms, or have not been assigned or otherwise transferred pursuant to a sale, acquisition, or other transaction. Accordingly, the Debtors reserve all of their rights as to the legal status of all intellectual property rights.

28. Post-petition Agreements. The Debtors have entered into and may continue to enter into certain post-petition agreements with creditors and other counterparties such as landlords and critical vendors with respect to the amounts of pre-petition claims or cure amounts. The amounts listed in the Schedules and Statements represent amounts owed as of the Petition Date and are not intended to be a waiver or repudiation of any such post-petition agreement. The Debtors reserve all of their rights to, but are not required to, amend, supplement, or otherwise modify their Schedules and Statements as necessary and appropriate to reflect such post-petition agreements, including modifying claims descriptions and designations.

29. Totals. All totals that are included in the Schedules and Statements represent totals of all the known amounts included in the Schedules and Statements and exclude items identified as “unknown” or “unliquidated.” If there are unknown or unliquidated amounts, the actual totals may be materially different from the listed totals.

Specific Disclosures with Respect to the Debtors’ Schedules

30. Schedule A/B – Assets: Real and Personal Property. All values are as of October 9, 2023, except for fixed assets disclosed in Parts 7, 8, and 9, which are reported as net book values as of September 30, 2023. Finished goods and Tesla consignment inventory are reported as Manheim Market Report value. Bank account balances are as of the end of the day on October 9, 2023. Details with respect to the Debtors’ cash management system and bank accounts are provided in the Cash Management Motion. The net book values of leases do not include leasehold improvements on the subject properties that are scheduled separately.

Net operating losses are listed on the Schedules as they are recorded in the Debtors’ books and records.

Real property leased listed in Schedule A/B is further described in Schedule G.

31. Schedule D: Creditors Holding Secured Claims. Except as otherwise agreed pursuant to a stipulation or agreed order or general order entered by the Bankruptcy Court, the Debtors reserve their rights to dispute or challenge the validity, perfection or immunity from avoidance of any lien purported to be granted or perfected in any specific asset to a secured creditor listed on Schedule D of any Debtor. Certain claims may be listed on Schedule D as “unliquidated” because the value of the collateral securing such claims is unknown. Moreover, although the Debtors may have scheduled claims of various creditors as secured claims, the Debtors reserve all rights to dispute or challenge the secured nature of any such creditor’s claim or the characterization of the structure of any such transaction or any document or instrument (including without limitation, any intercompany agreement) related to such creditor’s claim. In certain instances, a Debtor may be a co-obligor, co-mortgagor or guarantor with respect to scheduled claims of other Debtors, and no claim set forth on Schedule D of any Debtor is intended to acknowledge claims of creditors that are otherwise satisfied or discharged by other entities. The descriptions provided in Schedule D are intended only to be a summary. Reference to the applicable loan agreements and related documents is necessary for a complete description of the collateral and the nature, extent and priority of any liens. Nothing in the General Notes or the Schedules and Statements shall be deemed a modification or interpretation of the terms of such agreements.

32. Schedule E/F: Creditors Who Have Unsecured Claims. Listing a claim on Part 1 of Schedule E/F as priority does not constitute an admission by the Debtors of the claimant’s legal rights or a waiver of the Debtors’ right to recharacterize or reclassify the claim or contract. The Bankruptcy Court entered a number of first day orders granting authority to pay certain prepetition priority claims. Accordingly, only claims against Debtors for prepetition amounts as of the Petition Date that have not been paid have been included in Part 1 of Schedule E/F. The Debtors reserve their rights to object to any listed claims on the ground that, among other things, they have already been satisfied.

Part 2 of Schedule E/F does not include certain deferred charges, deferred liabilities or general reserves. Such amounts are general estimates of liabilities and do not represent specific claims as of the Petition Date; however, they are reflected on the Debtors’ books and records as required in accordance with GAAP. The claims listed in Part 2 of Schedule E/F arose or were incurred on various dates. In certain instances, the date on which a claim arose is an open issue of fact. While commercially reasonable efforts have been made, determining the date upon which each claim in Part 2 of Schedule E/F was incurred or arose would be, in certain cases, unduly burdensome and cost prohibitive and, therefore, the Debtors have not listed a date for each claim listed on Part 2 of Schedule E/F. Part 2 of Schedule E/F may contain information regarding potential, pending and closed litigation involving the Debtors. In certain instances, the Debtor that is the subject of the litigation is unclear or undetermined. However, to the extent that litigation involving a particular Debtor has been identified, such information is contained in the Schedule for that Debtor. The inclusion of any litigation in these Schedules and Statements does not constitute an admission by any Debtor of liability, the validity of any action, the availability of insurance coverage, or the amount or treatment of any claims, defenses, counterclaims, or cross-claims or the amount or treatment of any potential claim resulting from any current or future litigation. In addition, certain litigation or claims covered by insurance policies maintained by the Debtors may be excluded from Part 2 of Schedule E/F. The claims of individual creditors are generally listed at the amounts recorded on the Debtors’ books and records and may not reflect credits or allowances due from the creditor. The Debtors reserve all of their rights concerning credits or allowances. The Bankruptcy Court entered First Day Orders granting authority to the Debtors to pay certain prepetition obligations in the ordinary course of business. Accordingly, only claims against the Debtors for prepetition amounts that have not been paid as of the Petition Date have been included in Part 2 of Schedule E/F. The Debtors reserve their rights to object to any listed claims on the ground that, among other things, they have already been satisfied. Additionally, Part 2 of Schedule E/F does not include potential rejection damage claims, if any, of the counterparties to executory contracts and unexpired leases that may be rejected.

Amounts listed as obligations under real property leases on Schedule E/F are net of any common area maintenance credits.

33. Schedule G: Executory Contracts and Unexpired Leases. While commercially reasonable efforts have been made to ensure the accuracy of Schedule G, inadvertent errors, omissions or over-inclusions may have occurred. The Debtors hereby reserve all of their rights to dispute the validity, status, or enforceability of any contracts, agreements or leases set forth in Schedule G and to amend or supplement such Schedule as necessary. The contracts, agreements and leases listed on Schedule G may not have taken effect or be binding on any party and may have expired or been modified, amended, or supplemented from time to time by various amendments, restatements, waivers, estoppel certificates, letter and other documents, instruments and agreements which may not be listed therein. Certain of the real property leases and contracts listed on Schedule G may contain renewal options, guarantees of payments, options to purchase, rights of first refusal, rights to lease additional space and other miscellaneous rights. Such rights, powers, duties and obligations are not set forth on Schedule G. Nothing herein shall be construed as a concession or evidence that any of the contracts, agreements or leases identified on Schedule G: (i) constitute an executory contract within the meaning of section 365 of the Bankruptcy Code or other applicable law; or (ii) have not expired or been terminated or otherwise are not current in full force and effect. The Debtors reserve all of their rights, claims and causes of action with respect to the contracts and agreements listed on the Schedule, including the right to dispute or challenge the characterization or the structure of any transaction, document, or instrument. Certain of these contracts or leases may have been modified, amended or supplemented by various documents, instruments or agreements that may not be listed, but are nonetheless incorporated by this reference. Certain executory agreements may not have been memorialized in writing and could be subject to dispute. Schedule G generally does not include stand-alone equipment purchase orders. Certain of the contracts, agreements and leases listed on Schedule G may have been entered into by more than one of the Debtors. Such contracts, agreements and leases are listed on Schedule G of each such Debtor.

34. Schedule H: Co-Debtors. In the ordinary course of their businesses, the Debtors are involved in pending or threatened litigation and claims arising out of the conduct of their businesses. These matters may involve multiple plaintiffs and defendants, some or all of whom may assert cross- claims and counter-claims against other parties. Because such claims are listed elsewhere in the Schedules and Statements, they have not been set forth individually on Schedule H. Schedule H also reflects guarantees by various Debtors. The Debtors may not have identified certain guarantees that are embedded in the Debtors’ executory contracts, unexpired leases, secured financings, debt instruments and other such agreements. Further, the Debtors believe that certain of the guarantees reflected on Schedule H may have expired or are no longer enforceable. Thus, the Debtors reserve their right to amend the Schedules to the extent that additional guarantees are identified or such guarantees are discovered to have expired or are unenforceable. Schedule H is furnished for informational purposes only to apprise parties in interest of co-debtor relationships of the Debtors as of the Petition Date and is derived from documents in the possession of the Debtors. It is not an admission or recognition that any co-debtor liability exists or existed.

Specific Disclosures with Respect to the Debtors’ Statements

35. Statement 3: Payments or Transfers within 90 Days of the Petition Date. The dates identified in the date of payment column for payments made to creditors for goods or services, and other debts, within 90 days prior to the Petition Date relate to one of the following: (i) the date of a wire transfer; (ii) the date of an ACH payment; or (iii) the issuance date for a check or money order. Although the Debtors have attempted to remove unfunded and rejected payments, there may be items in process; therefore, certain payments reflected in response to Statement 3 may not have been paid, and those amounts may also appear as unsecured non-priority claims in Schedule E/F as amounts owed to the same entities. Credits taken against balances owed to third parties are included in response to Statement 3. Payments or transfers made within the 90 days prior to the Petition Date to non-employee directors and/or insiders are included in response to Statement 4, and not listed in response to Statement 3. Payments or transfers on account of payroll for employees are not included in response to Statement 3. Payments or transfers made within the 90 days before the Petition Date that relate to bankruptcy or restructuring related advice or services are included in response to Statement 11, and not listed in response to Statement 3.

36. Statement 4: Payments to or for the Benefit of Insiders. All payments, distributions, and withdrawals credited or made to insiders of the Debtors have been listed in response to Statement 30. The items listed in response to Statement 30 are incorporated herein by reference.

37. Statement 6: Setoffs. The Debtors routinely incur setoffs and net payments in the ordinary course of business. Such setoffs and nettings may occur in connection with a variety of ordinary and customary transactions or settlements and are done in accordance with the contractual arrangement or an agreed upon settlement, including, but not limited to, intercompany transactions, pricing discrepancies, refunds, negotiations, and/or other ordinary and customary billing disputes between the Debtors and their customers and/or suppliers. These normal setoffs and net payments are consistent with the ordinary course of business in the Debtors’ industry and can be voluminous, making it unduly burdensome and costly for the Debtors to list such ordinary course setoffs. Therefore, although such setoffs and nettings may have been accounted for when scheduling certain amounts, these ordinary course setoffs and nettings are not independently accounted for, and as such, have been excluded from the Statements.

38. Statement 7: Legal Actions, Administrative Proceedings, Court Actions, Executions, Attachments or Governmental Audits. The Debtors have used reasonable efforts to report all legal actions, proceedings, investigations, arbitrations, mediations, and audits by federal or state agencies in which the Debtors were involved in any capacity within one year prior to the Petition Date. Reserves are included in the balance sheet for issues when a material negative outcome is probable and the amount is reasonably estimable.

As of the Petition Date, several matters were in the litigation and dispute resolution process. The Debtors reserve all of their rights and defenses with respect to any and all listed lawsuits and administrative proceedings. The listing of any such suits and proceedings shall not constitute an admission by the Debtors of any liabilities or that the actions or proceedings were correctly filed against the Debtors or any affiliates of the Debtors. The Debtors also reserve their rights to assert that neither the Debtors nor any affiliate of the Debtors is an appropriate party to such actions or proceedings.

39. Statement 10: Certain Losses. The losses listed in response to Statement 10 may exclude those incurred in the ordinary course of business, those where the amount is de minimis, or where the loss is less than the amount of the insurance deductible. The property values reported in response to Statement 10 are based on the actual or estimated costs, including labor costs, to repair the property.

40. Statement 11: Payments Related to Bankruptcy. All disbursements listed in response to Statement 11 were initiated and disbursed by each specific Debtor entity but were for the benefit of all Debtors. To the extent any of the firms listed in response to Statement 11 performed both bankruptcy and non-bankruptcy related work, the Debtors have attempted to identify only the payments related to bankruptcy. However, certain payments listed in response to Statement 11 may be for both bankruptcy and non-bankruptcy services.

41. Statement 14: Previous Addresses. The Debtors have ceased operations at numerous retail locations over the last three years, which locations are not included in response to Statement 14. The Debtors’ former corporate headquarters was located at 2525 16th Street, Suite 210, San Francisco, California, 94103.

42. Statement 16: Personally Identifiable Information. In the ordinary course of business, the Debtors collect and maintain certain personally identifiable information (“PII”), including, but not limited to, their customers’ names and billing addresses. The Debtors store and maintain this data in accordance with their privacy policy and the privacy and confidentiality requirements mandated by the California Consumer Privacy Act and other state and federal laws.

43. Statement 21: Property Held for Another Person. The adequate assurance deposit established pursuant to the Final Order Establishing Adequate Assurance Procedures with Respect to the Debtors’ Utility Providers [Docket No. 111] has been excluded from the response to Statement 21.

44. Statement 23: Other Transfers. The Debtors have excluded any de minimis asset sales made in the ordinary course of business.

45. Statement 26(d): Financial Statements. In the regular course of business, in addition to complying with the reporting requirements of Shift Technologies, Inc., as a publicly traded company under applicable federal securities laws, the Debtors have provided consolidated financial information to banks, customers, suppliers, rating agencies, landlords and other various interested parties. In light of the number of recipients and the possibility that such information may have also been shared with parties without the Debtors’ knowledge or consent, the Debtors have not disclosed specific individuals or entities.

46. Statement 28: Parties in Control. Certain of the Debtors’ employees have the title director and are not listed here. Each such director reports to an executive within the company.

47. Statement 30: Payments, Distributions, or Withdrawals Credited or Given to Insiders. Payments, distributions and withdrawals credited or made to insiders listed in response to this Statement include: (i) transfers and payments to insiders made within 90 days of the Petition Date; and (ii) transfers and payments that benefited any insider made within one year of the Petition Date that would otherwise be included in response to Statement 4.

For purposes of the Schedules and Statements, the Debtors define insiders as (a) officers, directors, and anyone in control of a corporate debtor and their relatives and (b) affiliates of the Debtor and insiders of such affiliates. Individuals listed in the Statements as insiders have been included for informational purposes only. The Debtors do not take any position with respect to (i) such individual’s influence over the control of the Debtors, (ii) the management responsibilities or functions of such individual, (iii) the decision-making or corporate authority of such individual, or (iv) whether such individual could successfully argue that he or she is not an insider under applicable law, including, without limitation, the federal securities laws, or with respect to any theories of liability or for any other purpose. Thus, the Debtors reserve all rights to dispute whether someone identified is in fact an “insider” as defined in section 101(31) of the Bankruptcy Code. For more information regarding each Debtor’s officers and directors, please refer to Statement 28 and Statement 29.

Statement 30 does not include unpaid interest on intercompany loans that accrued during the one- year period prior to the Petition Date.

Amounts still owed to creditors will appear on the Schedules for each of the Debtors, as applicable.

The payroll-related amount shown in response to Statement 4, which includes, among other things, salary, wage, and additional compensation, is a gross amount that does not include reductions for amounts including employee tax or benefit withholdings. In the ordinary course of business, certain corporate or personal credit cards may be utilized by insiders to pay for travel and business- related expenses for various other individuals employed by the Debtors. As it would be unduly burdensome for the Debtors to analyze which credit card expenses were related to those incurred on behalf of an insider as opposed to another employee (or the Debtors), the Debtors have listed the aggregate amount paid per vendor for such expenses. Amounts still owed to creditors will appear on the Schedules for each of the Debtors.

Information for insiders of the CarLotz Debtors prior to the CarLotz Merger may not be included.

Official Form 202 Declaration Under Penalty of Perjury for Non - Individual Debtors 12/15 An individual who is authorized to act on behalf of a non - individual debtor, such as a corporation or partnership, must sign and submit this form for the schedules of assets and liabilities, any other document that requires a declaration that is not included in the document, and any amendments of those documents. This form must state the individual’s position or relationship to the debtor, the identity of the document, and the date. Bankruptcy Rules 1008 and 9011. WARNING -- Bankruptcy fraud is a serious crime. Making a false statement, concealing property, or obtaining money or property by fraud in connection with a bankruptcy case can result in fines up to $500,000 or imprisonment for up to 20 years, or both. 18 U.S.C. †† 152, 1341, 1519, and 3571. Declaration and signature I am the president, another officer, or an authorized agent of the corporation; a member or an authorized agent of the partnership; or another individual serving as a representative of the debtor in this case. I have examined the information in the documents checked below and I have a reasonable belief that the information is true and correct: Schedule A/B: Assets – Real and Personal Property (Official Form 206A/B) Schedule D: Creditors Who Have Claims Secured by Property (Official Form 206D) Schedule E/F: Creditors Who Have Unsecured Claims (Official Form 206E/F) Schedule G: Executory Contracts and Unexpired Leases (Official Form 206G) Summary of Assets and Liabilities for Non - Individuals (Official Form 206Sum) □ X □ X □ X □ X □ X Schedule H: Codebtors (Official Form 206H) □ X □ Amended Schedule □ Chapter 11 or Chapter 9 Cases: List of Creditors Who Have the 20 Largest Unsecured Claims and Are Not Insiders (Official Form 204) □ Other document that requires a declaration I declare under penalty of perjury that the foregoing is true and correct. Executed on 11/22/2023 MM / DD / YYYY Ó /s/ Jason Curtis Signature of individual signing on behalf of debtor Jason Curtis Printed name Chief Financial Officer Position or relationship to debtor Debtor Name United States Bankruptcy Court for the: (State) Case number ( If known ): Fill in this information to identify the case and this filing: Official Fo r C m a 2 0 s 2 e : 23 - 30687 D o D c e # cl a 1 r a 8 t i 2 o n - 2 U n d e F r i P l e e n d a : l t y 1 o 1 f / P 2 e 2 r j / u 2 r y 3 fo r N E o n n - t I e n d r i e v i d d : u a 1 l 1 D e / 2 b t 2 o / r s 2 3 14:57:05 of 1 Page 1 Shift Technologies, Inc. Northern District of California 23 - 30687 (Lead Case)